UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 15, 2013

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12002 Airport Way

Broomfield, CO 80021

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 635-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 15, 2013, The WhiteWave Foods Company (the “Company”) issued a press release announcing its preliminary financial results for the second quarter of 2013. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company plans to discuss second quarter financial results during its quarterly webcast on August 9, 2013 and is pre-announcing preliminary second quarter results in advance of meetings with investors that management has scheduled for the week of July 15, 2013. The Company’s financial results contained in the press release are preliminary and subject to change pending the Company’s announcement of definitive financial results for the second quarter of 2013 and the filing of its Form 10-Q for the second quarter of 2013, which are currently scheduled for August 9, 2013. The preliminary financial results presented in the press release are based solely upon information available to the Company as of the date of the press release and are not a comprehensive statement of the Company’s financial results or positions as of or for the three months ended June 30, 2013.

The Company’s press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued July 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2013	THE WHITEWAVE FOODS COMPANY

	By:	/s/ James T. Hau
James T. Hau Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 15, 2013